Exhibit 10.15

Loan Number _____________

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 6, 2018, is entered into by and between BIOANALYTICAL SYSTEMS, INC., an Indiana corporation ("Borrower"), and FIRST INTERNET BANK OF INDIANA, an Indiana state bank ("Bank").

WITNESSETH THAT:

WHEREAS, Borrower and Bank entered into certain loan documents, including but not limited to that certain Credit Agreement dated June 23, 2017, as amended by that certain First Amendment to Credit Agreement dated July 2, 2018 (the "Loan Agreement"); and

WHEREAS, Borrower has applied to Bank for modifications to the Loan Agreement related to a change of one of the Entity Guarantor's legal name; and

WHEREAS, Bank is willing to make such modifications to the Loan Agreement on the terms and conditions stated herein.

NOW, THEREFORE, in consideration of these premises and the undertakings of the parties hereto, Borrower and Bank hereby agree as follows:

A.       Effect of Amendment. This Amendment shall not change, modify, amend or revise the terms, conditions and provisions of the Loan Agreement, the terms and provisions of which are incorporated herein by reference, except as expressly provided herein and agreed upon by the parties hereto. This Amendment is not intended to be nor shall it constitute a novation or accord and satisfaction of the outstanding instruments by and between the parties hereto. Borrower and Bank agree that, except as expressly provided herein, all terms and conditions of the Loan Agreement shall remain and continue in full force and effect. Borrower acknowledges and agrees that the indebtedness under the Loan Agreement remains outstanding and is not extinguished, paid or retired by this Amendment, or any other agreements between the parties hereto prior to the date hereof, and that Borrower is and continues to be fully liable for all obligations to Bank contemplated by or arising out of the Loan Agreement. Except as expressly provided otherwise by this Amendment, the credit facilities contemplated by this Amendment shall be made according to and pursuant to all conditions, covenants, representations and warranties contained in the Loan Agreement, as amended hereby.

B.       Definitions. Terms defined in the Loan Agreement which are used herein shall have the same meaning as set forth in the Loan Agreement unless otherwise specified herein.

C.       Additional Obligations of Borrower. In addition to the fees stated in the Loan Agreement, Borrower shall also pay all reasonable costs and expenses incidental to this Amendment, including, but not limited to, reasonable fees and out-of-pocket expenses of Bank's counsel.

D.       Reaffirmation of Representations and Warranties. Borrower hereby reaffirms all representations and warranties contained in Section 3 of the Loan Agreement and within Section 3 of the Loan Agreement, all references to the Loan Agreement shall be deemed to include this Amendment.

E.       Reaffirmation of Covenants. Borrower hereby reaffirms its duty to comply with the covenants contained in Sections 4 and 5 of the Loan Agreement, as the same are modified herein.

F.       Reaffirmation of Events of Default and Rights of Bank. Borrower hereby reaffirms the events of default and rights of Bank contained in Section 6 of the Loan Agreement, as amended by this Amendment.

G.       Amendments. The following provisions shall be new or amended definitions in Exhibit 1 of the Loan Agreement:

"Seventh Wave Indiana" means Seventh Wave Laboratories LLC, an Indiana limited liability company, f/k/a Cardinal Laboratories LLC.

"Entity Guarantors" means BAS Evansville, Inc. and Seventh Wave Indiana.

"Second Amendment" means that certain Second Amendment to Credit Agreement executed by and between Borrower and Bank dated as of September 6, 2018.

"Security Agreement" means, individually or collectively as the context requires, (i) the Security Agreement and Perfection Certificate dated June 23, 2017 between Borrower and Bank, securing the Obligations, (ii) the Security Agreement and Perfection Certificate dated June 23, 2017 between Bank and BAS Evansville, Inc., securing its Guaranty of the Obligations, (iii) the Amended and Restated Security Agreement and Perfection Certificate dated September 6, 2018 between Bank and Seventh Wave Indiana, securing its Guaranty of the Obligations, (iv) the Grant of Security Interest in Trademarks dated June 23, 2017 executed by Borrower, securing the Obligations, and (iv) the Grant of Security Interest in Copyrights dated June 23, 2017 executed by Borrower, securing the Obligations.

H.       Necessary Documents. The obligation of Bank to make the modifications to the Loan Agreement under this Amendment is subject to the receipt by Bank on or before the date hereof of all of the following, each dated as of the date hereof or another date acceptable to Bank and each to be in the form and substance approved by Bank on the date on which this Amendment is executed and delivered by Borrower and Bank:

(1)       This Amendment executed by Borrower.

(2)       Amended and Restated Guaranty Agreement executed by Seventh Wave Indiana.

(3)       Amended and Restated Security Agreement executed by Seventh Wave Indiana.

(4)       Amended and Restated Environmental Indemnity Agreement executed by Borrower, BAS Evansville, Inc., and Seventh Wave Indiana.

(5)       Guarantor's Certificate executed by Seventh Wave Indiana.

(6)       Patriot Act Certification executed by Seventh Wave Indiana.

(7)       Such other documents, information, opinions, etc., as Bank may reasonably request.

I.       Representations and Warranties of Borrower. Borrower hereby represents and warrants, in addition to any other representations and warranties contained herein, in the Loan Agreement, the Loan Documents (as defined in the Loan Agreement) or any other document, writing or statement delivered or mailed to Bank or its agent by Borrower, as follows:

(1)       This Amendment constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with its terms. Borrower has taken all necessary and appropriate corporate action for the approval of this Amendment and the authorization of the execution, delivery and performance thereof.

(2)       There is no Event of Default under the Loan Agreement, this Amendment or the Loan Documents.

(3)       Borrower hereby specifically confirms and ratifies its obligations, waivers and consents under each of the Loan Documents.

(4)       Except as specifically amended herein, all representations, warranties and other assertions of fact contained in the Loan Agreement and the Loan Documents continue to be true, accurate and complete.

(5)       Except as provided in writing to Bank prior to the date hereof, there have been no changes to the Articles of Incorporation, By-Laws, the identities of the named executive officers of Borrower, or the composition of the board of directors of Borrower since execution of the Loan Agreement.

(6)       Borrower acknowledges that the definition "Loan Documents" shall include this Amendment and all the documents executed contemporaneously herewith.

J.       Governing Law. This Amendment has been executed and delivered and is intended to be performed in the State of Indiana and shall be governed, construed and enforced in all respects in accordance with the substantive laws of the State of Indiana.

K.       Headings. The section headings used in this Amendment are for convenience only and shall not be read or construed as limiting the substance or generality of this Amendment.

L.       Counterparts. This Amendment may be signed in one or more counterparts, each of which shall be considered an original, with the same effect as if the signatures were upon the same instrument.

M.       Modification. This Amendment may be amended, modified, renewed or extended only by written instrument executed in the manner of its original execution.

N.       Waiver of Certain Rights. Borrower waives acceptance or notice of acceptance hereof and agrees that the Loan Agreement, this Amendment, and all of the other Loan Documents shall be fully valid, binding, effective and enforceable as of the date hereof, even though this Amendment and any one or more of the other Loan Documents which require the signature of Bank, may be executed by an on behalf of Bank on other than the date hereof.

O.       Waiver of Defenses and Claims. In consideration of the financial accommodations provided to Borrower by Bank as contemplated by this Amendment, Borrower hereby waives, releases and forever discharges Bank from and against any and all rights, claims or causes of action against Bank arising under Bank's actions or inactions with respect to the Loan Documents or any security interest, lien or collateral in connection therewith as well as any and all rights of set off, defenses, claims, causes of action and any other bar to the enforcement of the Loan Documents which exist as of the date hereof.

P.       Force and Effect. Except as otherwise modified herein, all other terms and conditions of the Loan Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed by their duly authorized officers as of the day and year first above written.

BIOANALYTICAL SYSTEMS, INC.

By:	/s/ Jill C. Blumhoff
Jill C. Blumhoff, Chief Financial Officer, VP Finance

FIRST INTERNET BANK OF INDIANA

By:	/s/ Katrina McWilliams
Katrina McWilliams, Vice President